Exhibit 10.2

***CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment No. 8 to
Master Services Agreement

The Master Services Agreement, dated as of December 31, 2018, between Juniper Networks, Inc. (“Customer”) and International Business Machines Corporation (“Provider”), as previously modified by Change Orders (the “Agreement”), is hereby amended as set forth in this amendment (“Amendment No. 8”), effective as of May 14, 2021 (the “Amendment Effective Date”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.
For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, Customer and Provider hereby agree as follows as of the Amendment Effective Date:
1.INTRODUCTION
a.The Parties have discussed certain changes to Schedule 11 Provider Affiliates to [***] support of Providers Service Desk telephony infrastructure to a cloud contact center solution as set forth in this Amendment No.8; and

b.The Parties have determined the following:

2.GENERAL
a.The Agreement, as amended by this Amendment No. 8, sets forth the entire agreement and understanding of the Parties with respect to the matters set forth herein and therein, and supersedes all prior negotiations, agreements, arrangements, and undertakings with respect to the matters set forth herein and therein.  No representations, warranties, or inducements have been made to any Party concerning the matters set forth in this Agreement, as amended by this Amendment No. 8, other than the representations, warranties, and covenants contained and memorialized in the Agreement, as amended by this Amendment No. 8.

b.In the event of a conflict or inconsistency between the terms of this Amendment No. 8 and those in the Agreement, the terms of this Amendment No. 8 shall control and govern.

3.CHANGES TO IBM SCHEUDLE 11 PROVIDER AFFILIATES
“Schedule 11 Provider Affiliates (Version 2), 9.9.20, to the Agreement is hereby deleted in its entirety and replaced with the attached amended “Schedule 11 Provider Affiliates (Version 3), 5.10.21” to the Agreement.
4.LIST OF AMENDMENT NO. 8 ATTACHMENTS
The following documents are attached to, and form a part of, this Amendment No. 8 and the Agreement:

a.Schedule 11 Provider Affiliates, (Version 3), 5.10.2021.

Except for the modifications set forth above, all of the other terms and conditions of the Agreement (including its Schedules and Exhibits) remain in full force and effect. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT NO. 8 AND AGREES TO BE BOUND BY THE TERMS HEREOF.

JUNIPER/IBM CONFIDENTIAL
AMENDMENT NO.8

IN WITNESS WHEREOF, Customer and Provider each has caused this Amendment No. 8 to the Agreement to be signed and delivered by its duly authorized officer.

JUNIPER NETWORKS, INC.		INTERNATIONAL BUSINESS MACHINES CORPORATION

Signed:	/s/ Meredith McKenzie	Signed:	/s/ Scott Anderson

Name (print):	Meredith McKenzie	Name (print):	Scott Anderson

Title:	Vice President & Deputy General Counsel	Title:	Client Partner Executive

Date:	May 17, 2021	Date:	May 16, 2021

JUNIPER/IBM CONFIDENTIAL

Signature Page to Amendment No. 8
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